UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

DIGITAL HEALTH ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DIGITAL HEALTH ACQUISITION CORP.
980 N Federal Hwy #304
Boca Raton, FL 33432
August [•], 2023
Dear Stockholders:
On behalf of the Board of Directors of Digital Health Acquisition Corp. (the “Company,” “DHAC” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 9:30 a.m. Eastern Time on September 8, 2023. DHAC will be holding the Special Meeting via live webcast. You will be able to attend the special meeting, vote and submit your questions online during the special meeting by visiting https://www.cstproxy.com/digitalhealthacquisition/2023. You will also be able to attend the Special Meeting via teleconference and to vote during the Special Meeting using the following dial-in information:
Telephone access (listen-only):
Within the U.S.: 1 800-450-7155 (toll-free)
Outside of the U.S.:1 857-999-9155 (standard rates apply)
Meeting ID: 6943718#
The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/digitalhealthacquisition/2023. We are first mailing these materials to our stockholders on or about August [•], 2023.
As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:
(i)   Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”) to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC (we refer to this proposal as the “Charter Amendment Proposal”); and
(ii)   Proposal 2 — A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal (the “Adjournment Proposal”).
The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Charter Amendment Proposal.
Each of the Charter Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.
Only holders of record of our common stock at the close of business on August 14, 2023 are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting.
As previously announced, DHAC entered into a Second Amended and Restated Business Combination Agreement, dated as of October 6, 2022, as amended by the First Amendment dated November 3, 2022 (as may be further amended and restated, the “Business Combination Agreement,” and together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”), with DHAC Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of DHAC (“Merger Sub I”), DHAC Merger Sub II, Inc., a Texas corporation and a wholly owned subsidiary of DHAC (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), VSee Lab, Inc., a Delaware corporation (“VSee”) and iDoc Virtual Telehealth Solutions, Inc., a Texas corporation (“iDoc”). Pursuant to the terms of the Business Combination Agreement, Merger Sub I will merge with and into VSee (the “VSee Merger”), with VSee surviving the VSee Merger as a wholly owned subsidiary of DHAC, and Merger Sub II will merge with and into iDoc (the “iDoc Merger” and, together with the VSee Merger, the “Mergers”), with iDoc surviving the iDoc Merger as a wholly owned subsidiary of DHAC. At the effective time of the Mergers (the “Effective Time”), DHAC will change its name to VSee Health, Inc. The Board of Directors of DHAC has unanimously (i) approved and declared advisable the Business Combination Agreement, the Mergers and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of DHAC. DHAC will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement/prospectus/consent solicitation will be sent to all DHAC stockholders.
You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the holders of the Company’s public shares will retain their right to redeem their public shares if and when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter. In addition, the holders of the Company’s public shares will be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by Company’s current termination date of November 8, 2023.
DHAC and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, before the current termination date, but have determined the Charter Amendment Proposal is necessary to afford the Company the ability to consummate he Business Combination even if as a result of the Mergers the combined company does not have net tangible assets of at least $5,000,001 upon consummation of such business combination.
The Board has approved the Charter Amendment Proposal and recommends that stockholders vote in favor of the proposal. Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock. Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting.
The Company’s public stockholders do not have redemption rights in connection with this Charter Amendment Proposal.
The Company reserves the right at any time to cancel the Special Meeting and not to submit the Charter Amendment Proposal to stockholders or implement the Charter Amendment.
After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment at the Special Meeting. Whether or not you plan to virtually participate in the Special Meeting, we urge you to read this material carefully and vote your shares.
Sincerely,
/s/ Scott Wolf

Scott Wolf
Chief Executive Officer
August [•], 2023

DIGITAL HEALTH ACQUISITION CORP.
980 N Federal Hwy #304
Boca Raton, FL 33432
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 8, 2023
August [•], 2023
To the Stockholders of Digital Health Acquisition Corp.:
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Digital Health Acquisition Corp. (the “Company,” “DHAC” or “we”), a Delaware corporation, will be held on September 8, 2023, at 9:30 a.m. Eastern Time. DHAC will be holding the Special Meeting via live webcast. You will be able to attend the Special Meeting, vote and submit your questions online during the Special Meeting by visiting https://www.cstproxy.com/digitalhealthacquisition/2023. You will also be able to attend the Special Meeting via teleconference and to vote during the Special Meeting using the following dial-in information:
Telephone access (listen-only):
Within the U.S.: 1 800-450-7155 (toll-free)
Outside of the U.S.:1 857-999-9155 (standard rates apply)
Meeting ID: 6943718#
The purpose of the Special Meeting will be to consider and vote upon the following proposals:
(i)   Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”) to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC (we refer to this proposal as the “Charter Amendment Proposal”); and
(ii)   Proposal 2 — A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal (the “Adjournment Proposal”).
The Board of Directors has fixed the close of business on August 14, 2023 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.
By Order of the Board of Directors
/s/ Scott Wolf Scott Wolf Chief Executive Officer
Dated: August [•], 2023
Boca Raton, Florida

IMPORTANT
WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 8, 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/DIGITALHEALTHACQUISITION/2023.
DIGITAL HEALTH ACQUISITION CORP.
980 N FEDERAL HWY #304
BOCA RATON, FL 33432

PRELIMINARY PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 8, 2023
FIRST MAILED ON OR ABOUT AUGUST [•], 2023
Date, Time and Place of the Special Meeting
The enclosed proxy is solicited by the Board of Directors (the “Board”) of Digital Health Acquisition Corp., a Delaware corporation (the “Company,” “DHAC” or “we”), in connection with the Special Meeting of Stockholders to be held on September 8, 2023 at 9:30 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. DHAC will be holding the Special Meeting via live webcast. You will be able to attend the Special Meeting, vote and submit your questions online during the special meeting by visiting https://www.cstproxy.com/digitalhealthacquisition/2023. You will also be able to attend the Special Meeting via teleconference and to vote during the Special Meeting using the following dial-in information:
Telephone access (listen-only):
Within the U.S.: 1 800-450-7155 (toll-free)
Outside of the U.S.:1 857-999-9155 (standard rates apply)
Meeting ID: 6943718#.
The principal executive office of the Company is 980 N Federal Hwy #304, Boca Raton, FL, 33432, and its telephone number, including area code, is (561) 672-7068.
Purpose of the Special Meeting
At the Special Meeting, you will be asked to consider and vote upon the following matters:
(i)   Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”) to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC (we refer to this proposal as the “Charter Amendment Proposal”); and
(ii)   Proposal 2 — A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal (the “Adjournment Proposal”).
The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Charter Amendment Proposal.
As previously announced, DHAC entered into a Second Amended and Restated Business Combination Agreement, dated as of October 6, 2022, as amended by the First Amendment dated November 3, 2022 (as may be further amended and restated, the “Business Combination Agreement,” and together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”), with DHAC Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of DHAC (“Merger Sub I”), DHAC Merger Sub II, Inc., a Texas corporation and a wholly owned subsidiary of DHAC (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), VSee Lab, Inc., a Delaware corporation (“VSee”) and iDoc Virtual Telehealth Solutions, Inc., a Texas corporation (“iDoc”). Pursuant to the terms of the Business Combination Agreement, Merger Sub I will merge with and into VSee (the “VSee Merger”), with VSee surviving the VSee Merger as a wholly owned subsidiary of DHAC, and Merger Sub II will merge with and into iDoc (the “iDoc Merger” and, together with the VSee Merger, the “Mergers”), with iDoc surviving the iDoc Merger as a wholly owned subsidiary of DHAC. At the effective time of the Mergers (the “Effective Time”), DHAC will change its name to VSee Health, Inc. The Board of Directors of DHAC has unanimously (i) approved and declared advisable the Business Combination Agreement, the Mergers and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of DHAC. DHAC will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement/prospectus/consent solicitation will be sent to all DHAC stockholders. You are not being asked to vote on any business combination at this time.
DHAC and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, before November 8, 2023 (its current termination date), but have determined the Charter Amendment Proposal is necessary to afford the Company the ability to consummate the Business Combination even if as a result of the Mergers the combined company does not have net tangible assets of at least $5,000,001 upon consummation of such business combination.
The Board has approved the Charter Amendment Proposal and recommends that stockholders vote in favor of the proposal. Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock. Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting.
The Company’s public stockholders do not have redemption rights in connection with this Charter Amendment Proposal.
The Company reserves the right at any time to cancel the special meeting and not to submit the Charter Amendment Proposal to stockholders or implement the Charter Amendment.
After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annex to this proxy statement.
Q.
What is being voted on?

A.
You are being asked to consider and vote upon (i) a proposal to amend the Company’s Charter (such amendment, the “Charter Amendment Proposal”) to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC, and (ii) a proposal to adjourn the Special Meeting if necessary.

Q.
Why is the Company proposing the Charter Amendment Proposal?

A.
The Company’s Charter provides that the Company will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the Charter Amendment Proposal is to add an additional basis on which the Company may rely, as it has since its initial public offering, to not be subject to the “penny stock” rules of the SEC.

YOU ARE NOT BEING ASKED TO VOTE ON THE PROPOSED BUSINESS COMBINATION AT THIS TIME. IF THE CHARTER AMENDMENT PROPOSAL IS APPROVED AND THE CHARTER IS SO AMENDED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE PROPOSED BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY ITS TERMINATION DATE.
Q.
Why should I vote for the Charter Amendment Proposal?

A.
The Company believes that it can rely on other available exclusions from the penny stock rules, more specifically, the exemption under Section 3a51-1(a)(2) of the Securities Exchange Act of 1934 (the “Exchange Rule”), that would not impose restrictions on the Company’s net tangible assets. While the Company does not believe this failure to satisfy the Charter Amendment Proposal subjects it to the SEC’s penny stock rules, if the Charter Amendment Proposal is not approved, the Company may not be able to consummate its initial business combination. Accordingly, we believe that the Charter Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

Q.
May I redeem my public shares in connection with the vote on the Charter Amendment Proposal?

A.
No. You will not have redemption rights in connection with the Charter Amendment Proposal.

Q.
Why is the Company proposing the Adjournment Proposal?

A.
To allow the Company more time to solicit additional proxies in favor of the Charter Amendment Proposal, in the event the Company does not receive the requisite stockholder vote to approve such proposal.

Q.
How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.
All of the Company’s directors, executive officers, advisors and their respective affiliates, as well as the Sponsor, are expected to vote any shares of Common Stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal and the Adjournment Proposal. On the Record Date, the Sponsor held 2,630,250 shares of Common Stock and the Company’s directors, executive officers, advisors and their respective affiliates (collectively with Sponsor, the “Initial Stockholders”) held 801,750 shares of Common Stock. As of the date of this proxy statement, the Initial Stockholders hold approximately 82.0% of the outstanding Common Stock. As a result, no shares of Common Stock held by the our public stockholders will needed to satisfy the quorum requirement for the Special Meeting or to approve the Charter Amendment Proposal.
Q.
What vote is required to adopt the proposals?

A.
Charter Amendment Proposal.   The Charter Amendment Proposal must be approved by the affirmative vote of the holders of 65% of the outstanding shares of Common Stock.

Adjournment Proposal.   The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present virtually at the meeting or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.
As of the date of this proxy statement, the Initial Stockholders hold approximately 82.0% of the outstanding Common Stock. As a result, no shares of Common Stock held by the our public stockholders will needed to satisfy the quorum requirement for the Special Meeting or to approve the Charter Amendment Proposal.
Q.
What if I do not want to approve the Charter Amendment Proposal or the Adjournment Proposal?

A.
If you do not want to approve the Charter Amendment Proposal or the Adjournment Proposal, you should vote against each proposal.

Q.
Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A.
You will be able to vote on any subsequently proposed business combination when it is submitted to Stockholders. If you disagree with the Proposed Business Combination, you will retain your right to vote against it and/or redeem your public shares upon consummation of the Proposed Business Combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Charter.

Q.
How do I change my vote?

A.
You may change your vote at any time before your proxy is voted at the Special Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Special Meeting. If you hold your shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you may change or revoke a previously submitted proxy at any time before it is voted at the Special Meeting by:

•
signing and returning a new proxy card with a later date;

•
submitting a later-dated vote by telephone or via the Internet — only your latest Internet or telephone proxy received by 11:59 p.m., Eastern Time, on September 7, 2023, will be counted;

•
participating in the Special Meeting live via the Internet and voting your shares electronically at the Special Meeting; or

•
delivering a written revocation to our corporate secretary at the address above to be received before the voting at the Special Meeting.

Unless revoked, a proxy will be voted at the Special Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted “FOR” each of the Proposals.
Q.
How are votes counted?

A.
Continental Stock Transfer & Trust Company will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Charter Amendment Proposal.   The Charter Amendment Proposal must be approved by the affirmative vote of the holders of 65% of the outstanding shares of the Common Stock.
Adjournment Proposal.   The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present virtually at the meeting or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.
Abstentions and broker non-votes will count as a vote against the Charter Amendment Proposal, but will not have an effect on the Adjournment Proposal assuming a quorum is present.
If you do not want to approve the Charter Amendment Proposal or the Adjournment Proposal, you must vote against each proposal.
Q:
If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:
No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be routine, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-routine, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Charter Amendment Proposal will be considered non-routine, and therefore, your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-routine Proposal because the holder of record has not received voting instructions from the beneficial owner. Abstentions and broker non-votes will count as a vote against the Charter Amendment Proposal, but will not have an effect on the Adjournment Proposal assuming a quorum is present.

Q:
What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:
At the Special Meeting, the Company will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will count as a vote against the Charter Amendment Proposal, but will not have an effect on the Adjournment Proposal assuming a quorum is present. If a stockholder who holds shares in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Charter Amendment Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will count as a vote against the Charter Amendment Proposal, but will not have an effect on the Adjournment Proposal assuming a quorum is present.

Q:
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:
If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board of Directors.

Q:
If I am not going to attend the Special Meeting, should I return my proxy card instead?

A:
Yes. Whether or not you plan to virtually attend the Special Meeting, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.
Q.
What is a quorum requirement?

A.
A quorum of Stockholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the Special Meeting, present virtually at the meeting or represented by proxy, constitute a quorum. In the absence of a quorum, the Special Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the Special Meeting, 2,091,562 shares would be required to achieve a quorum.

As of the date of this proxy statement, the Initial Stockholders hold approximately 82.0% of the outstanding Common Stock. As a result, no shares of Common Stock held by the our public stockholders will needed to satisfy the quorum requirement for the Special Meeting or to approve the Charter Amendment Proposal.
Q.
Who can vote at the Special Meeting?

A.
Only holders of record of the Company’s public shares at the close of business on August 14, 2023, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. For the purposes of this proxy statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares of Common Stock. On the Record Date, there were 4,183,123 shares of Common Stock outstanding of the Company.

Stockholder of Record: Shares Registered in Your Name.   If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person (including virtually) at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q.
Does the Board recommend voting for the Charter Amendment Proposal and the Adjournment Proposal?

A.
Yes. The Board recommends that the Company’s Stockholders vote “FOR” the Charter Amendment Proposal and “FOR” the Adjournment Proposal.

Q.
What if I object to the Charter Amendment Proposal? Do I have appraisal rights?

A.
Company Stockholders do not have appraisal rights in connection with the Charter Amendment Proposal.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
The Company will pay the cost of soliciting proxies for the Special Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of public shares for their expenses in forwarding soliciting materials to beneficial owners of public shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact the Company at:

Digital Health Acquisition Corp.
Attn: Corporate Secretary
980 N Federal Hwy #304
Boca Raton, FL, 33432
(561) 672-7068
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”
FORWARD-LOOKING STATEMENTS
We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated October 28, 2021 and filed with the SEC on October 28, 2021, pursuant to Rule 424(b)(4) (File No. 333-260232), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on Apri1 12, 2023, and any that may be set forth in the Proposed Business Combination Registration Statement on Form S-4. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.
All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.
Voting Rights and Revocation of Proxies
The record date with respect to this solicitation is the close of business on August 14, 2023 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.
The shares of Common Stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about August [•], 2023.

Dissenters’ Right of Appraisal
Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.
Outstanding Shares and Quorum
The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 4,183,123. Each share of Common Stock is entitled to one vote. The presence represented by virtual attendance or by proxy at the Special Meeting of the holders of 2,091,562 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.
Broker Non-Votes
Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.
Proposal 1 (Charter Amendment Proposal) is a matter that we believe will be considered “non-routine.”
Proposal 2 (Adjournment Proposal) is a matter that we believe will be considered “routine.”
Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.
Required Votes for Each Proposal to Pass
Assuming the presence of a quorum at the Special Meeting:
Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment	At least sixty-five percent (65%) of outstanding shares of Common Stock	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes
Abstentions and broker non-votes will count as a vote against the first proposal, but will not have an effect on the Adjournment Proposal assuming a quorum is present.
As of the date of this proxy statement, the Initial Stockholders hold approximately 82.0% of the outstanding Common Stock. As a result, no shares of Common Stock held by the our public stockholders will needed to satisfy the quorum requirement for the Special Meeting or to approve the Charter Amendment Proposal.
Voting Procedures
Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our Common Stock that you own.
•
You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board of Directors. Our Board of Directors recommends voting “FOR” the Charter Amendment Proposal and “FOR” the Adjournment Proposal.
•
You can attend the Special Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Special Meeting. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Delivery of Proxy Materials to Stockholders
Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.
We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432; Attention: Secretary, or call the Company promptly at (561) 672-7068.
If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432; Attention: Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of August 14, 2023. The beneficial ownership of shares of common stock prior to the Business Combination is based on 4,183,123 shares of DHAC Common Stock (including 694,123 Public Shares and 2,875,000 founder shares) issued and outstanding as of August 14, 2023.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	% of Class
Five Percent Holders of DHAC and the Combined Company
Digital Health Sponsor LLC (our sponsor)(2)	3,187,250(6)	67.24%
SCS Capital Partners, LLC(3)	500,000	11.95%
Spring Creek Capital, LLC(4)	241,100	5.76%
Directors and Named Executive Officers of DHAC(1)
Scott Wolf(5)	175,000	4.18%
Daniel Sullivan	75,000	1.79%
Frank Ciufo	8,625	*
George McNellage	8,625	*
Scott Metzger	8,625	*
Kevin Lowdermilk	—	—
All Directors and Executive Officers of DHAC as a Group (6 individuals)	275,875	6.59%

*
Less than 1%.

(1)
The business address of each of the individuals is c/o Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432.

(2)
Our sponsor is the record holder of the shares of common stock reported herein. Our affiliate, Mr. Lawrence Sands, is the manager of our sponsor and as such may be deemed to have sole voting and investment discretion with respect to the common stock held by our sponsor. Mr. Sands disclaims any beneficial ownership of the securities held by Digital Health Sponsor LLC other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address of the Sponsor is c/o Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432.

(3)
SCS Capital Partners, LLC is the record holder of the shares of common stock reported herein. Our affiliate, Mr. Lawrence Sands, is the manager and member of SCS Capital Partners, LLC and as such may be deemed to have sole voting and investment discretion with respect to the common stock held by SCS Capital Partners, LLC. The business address of SCS Capital Partners, LLC is c/o Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432.

(4)
Based on a Schedule 13G filed February 10, 2023, Spring Creek Capital LLC (“Spring Creek”) has the sole voting power over, and may deemed to be the beneficial owner of, 241,100 shares of Common Stock, and Koch Industries, Inc. (“Koch Industries”) has the sole voting power over, and may deemed to be the beneficial owner of, 241,100 shares of Common Stock. Koch Industries, SCC Holdings, LLC (“SCC”), KIM, LLC (“KIM”), Koch Investments Group, LLC (“KIG”), and Koch Investments Group Holdings, LLC (“KIGH”) may be deemed to beneficially own the Public Shares held by Spring Creek by virtue of (i) Koch Industries’ beneficial ownership of KIGH, (ii) KIGH’s beneficial ownership of KIG, (iii) KIG’s beneficial ownership of KIM, (iv) KIM’s beneficial ownership of SCC and (v) SCC’s beneficial ownership of Spring Creek. The address of the foregoing reporting persons is c/o 4111 E. 37th Street North, Wichita, KS 67220.

(5)
All common stock owned of record by the Scott J. and Kelley H. Wolf Family Trust. Mr. Wolf and his wife, Kelley H. Wolf, are trustees of the Scott J. and Kelley H. Wolf Family Trust and may be deemed to have shared voting and investment discretion with respect to shares of common stock held by the

Scott J. and Kelley H. Wolf Family Trust. The address of the Scott J. and Kelley H. Wolf Family Trust is 319 Trenton Way, Menlo Park, CA 94025.
(6)
Consists of 2,073,250 founder shares, 557,000 shares of DHAC Common Stock underlying the Private Placement Units, and 557,000 warrants for DHAC Common Stock underlying the Private Placement Units at an exercise price of $11.50.

PROPOSAL 1: THE CHARTER AMENDMENT
This is a proposal to amend (the “Charter Amendment Proposal”) the Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC. All stockholders are encouraged to read the proposed Charter Amendment Proposal in its entirety for a more complete description of its terms. A copy of the proposed Charter Amendment is attached hereto as Annex A.
The Net Tangible Assets Requirement (the “NTA Requirement”)
Section 9.2(e) of the Charter currently provides the following, “If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Corporation’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), or of any entity that succeeds the Corporation as a public company, will be at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination either immediately prior to or upon consummation of the initial Business Combination and after payment of underwriters’ fees and commissions (such limitation hereinafter called the “Business Combination Limitation”).” Similarly, Section 9.2(f) provides: “If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Business Combination Limitation is not exceeded.”
The purpose of this article was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend Section 9.2(e) of its Charter to modify the NTA Requirement as follows (with emphasis added for reference purpose only): “If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) either (1) the Corporation’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), or of any entity that succeeds the Corporation as a public company, will be at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination either immediately prior to or upon consummation of the initial Business Combination and after payment of underwriters’ fees and commissions or (2) the Corporation is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (such limitation hereinafter called the “Business Combination Limitation”).” Similarly, Section 9.2(f) would be amended as follows (with emphasis added for reference purpose only): “If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if it (or any successor) (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.”
The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on other available exclusions from the penny stock rules, more specifically, the exemption under Section 3a51-1(a)(2) of the Securities Exchange Act of 1934 (the “Exchange Rule”). The Company is currently listed on the Nasdaq Global Market, although it may apply to list on the Nasdaq Capital Markets or the NYSE American as of the effective date of the Business Combination — note that the Exchange Rule would apply even if the Company decides to list on either the Nasdaq Capital Markets or the NYSE. Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers
As disclosed in the Company’s IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, special purpose acquisition companies have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many special purpose acquisition companies, the Company included Section 9.2(e) in its Charter, in order to ensure that through the consummation of its initial business combination, the Company would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.
Reliance on Rule 3a51-1(a)(2).
The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The Company’s securities are listed on The Nasdaq Global Market and have been so listed since the consummation of the IPO, although it may in the future apply to list on the Nasdaq Capital Markets or the NYSE American. The Company believes that The Nasdaq Global Market, the Nasdaq Capital Market and the NYSE American each have initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as the Company meets the requirements of the Exchange Rule.
Reasons for the Proposed Charter Amendment Proposal
The Company believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on the Company’s net tangible assets. While the Company does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in its Charter, if the Charter Amendment Proposal is not approved, the Company may not be able to consummate its initial business combination.
Vote Required for Approval
The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.
The approval of the Charter Amendment Proposal will provide an additional basis on which the Company may rely, as it has since its initial public offering, to be not subject to the “penny stock” rules of the SEC. Our board will retain the right to abandon and not implement the Charter Amendment Proposal at any time without any further action by our stockholders.
Our board has fixed the close of business on August 14, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the special meeting . Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.
This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Charter Amendment or the Adjournment by contacting us at the following address or telephone number:
Digital Health Acquisition Corp.
Attn: Corporate Secretary
980 N Federal Hwy #304
Boca Raton, FL, 33432
(561) 672-7068
In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than [•], 2023.

Annex A
STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DIGITAL HEALTH ACQUISITION CORP.
Digital Health Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”),
DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the Corporation is “Digital Health Acquisition Corp.”. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 30, 2021. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 3, 2021, and amended on October 26, 2022 (as amended, the “Amended and Restated Certificate”).
2.   This Amendment of the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.
3.   This Amendment of the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.
4.   The Amended and Restated Certificate shall be amended as follows:
a. The text of Paragraph (e) of Section 9.2 is hereby amended and restated to read in full as follows:
“If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) either (1) the Corporation’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), or of any entity that succeeds the Corporation as a public company, will be at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination either immediately prior to or upon consummation of the initial Business Combination and after payment of underwriters’ fees and commissions or (2) the Corporation is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (such limitation hereinafter called the “Business Combination Limitation”).”
b. The text of Paragraph (f) of Section 9.2 is hereby amended and restated to read in full as follows:
“If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if it (or any successor) (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.”
[Signature page follows.]

IN WITNESS WHEREOF, Digital Health Acquisition Corp. has caused this Amendment of the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this        day of                  , 2023.
DIGITAL HEALTH ACQUISITION CORP.
By:

Scott Wolf
Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet - QUICK EASYIMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailYour Internet vote authorizes the named proxiesDIGITAL HEALTHto vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 7, 2023.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.ACQUISITION CORP.Vote at the Meeting –If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/ digitalhealthacquisition/2023MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. PROXY CARDTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2.Please mark your votes like this1. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC (the “Charter Amendment Proposal”).FORAGAINST ABSTAIN2. Approval of the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.FORAGAINST ABSTAINCONTROL NUMBERSignature Signature, if held jointly Date , 2023 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of ShareholdersTo view the 2023 Proxy Statement and to Attend the Special Meeting, please go to:https://www.cstproxy.com/digitalhealthacquisition/2023 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSDIGITAL HEALTH ACQUISITION CORP.The undersigned appoints [Scott Wolf] and [Daniel Sullivan], and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Digital Health Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on August 14, 2023 at the Special Meeting of Stockholders of the Company to be held on September [8], 2023, or at any adjournment or postponement thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.(Continued and to be marked, dated and signed, on the other side)